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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statements No. 33-37556, No. 33-93896 and No. 333-31813 of The Wet Seal, Inc. on Form S-8
of our report dated March 16, 2001, appearing in the Annual Report on Form 10-K of The Wet Seal, Inc. for the year ended February 3, 2001.

Deloitte & Touche LLP
Costa Mesa, California
April 3, 2001

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